Intangible assets, net	12 Months Ended
Mar. 31, 2025
Finite-Lived Intangible Assets, Net [Abstract]
Intangible assets, net
16.
Intangible assets, net

	As of March 31,
	2024	2025
	RMB	RMB
	(in millions)
User base and customer relationships	48,863	48,565
Trade names, trademarks and domain names	39,687	26,936
Non-compete agreements	11,815	6,030
Developed technology and patents	7,166	4,823
Licensed copyrights (Note 2(x)) and others	9,586	8,001
	117,117	94,355
Less: accumulated amortization and impairment	(90,167)	(73,444)
Net book value	26,950	20,911

During the years ended March 31, 2023, 2024 and 2025, the Company acquired intangible assets amounting to RMB285 million, RMB602 million and RMB1,544 million, respectively, in connection with business combinations, which were measured at fair value upon acquisition. Details of intangible assets acquired in connection with business combinations are included in Note 4.

During the year ended March 31, 2024, considered lower than expected profitability as a result of uncertainties in the market environment, the Company recognized impairment on intangible assets of RMB12,089 million primarily relating to trade names, trademarks and domain names relating to an asset group under All others segment. The fair value of the asset group is determined based on its market capitalization.

16.
Intangible assets, net (Continued)

The estimated aggregate amortization expenses for each of the five succeeding fiscal years and thereafter are as follows:

Amounts
RMB
(in millions)
For the year ending March 31,
2026	4,565
2027	3,586
2028	3,056
2029	2,304
2030	2,138
Thereafter	5,262
20,911